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                                                                 ARTHUR ANDERSEN



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-46376 for Hartford Life Insurance Company on Form S-2.


                                                    /s/ Arthur Andersen LLP


Hartford, Connecticut
January 19, 2001